Exhibit 32.2
Certification of Chief Financial Officer
Pursuant to 18 U.S.C. Section 1350, as Adopted
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
I, Charles D. Jehl, Chief Financial Officer of Forestar Group Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge, this Transition Report on Form 10-KT fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in this Transition Report on Form 10-KT fairly presents, in all material respects, the financial condition and results of operations of Forestar Group Inc.

/s/ Charles D. Jehl
Charles D. Jehl

November 16, 2018